SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant  |X|
Filed by a Party other than the Registrant|_|

Check the appropriate box:

|_|      Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement*
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                            OAK HILL FINANCIAL, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|     No fee required.
|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        1)       Title of each class of Securities to which transaction applies:

        2)       Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        4)       Proposed maximum aggregate value of transaction:

        5)       Total fee paid:

|_|      Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:


         2)       Form, Schedule or Registration Statement No.:


         3)       Filing Party:


         4)       Date Filed:

* On April 25, 2001, Oak Hill Financial, Inc. (the "Company") held its Annual Meeting of Stockholders, in connection with which the definitive proxy statement, proxy card and notice of special meeting that follows this paragraph were provided to each stockholder of the Company of record as of March 13, 2001. The Annual Meeting of Stockholders was held on April 25, 2001. This filing is being made in connection with the Company's obligation to comply with the Securities Exchange Act of 1934, as amended. It is intended to further disseminate the information which was made available to the Company's stockholders of record on March 13, 2001 to other potential investors in the Company and to those stockholders of the Company that acquired shares of the Company after March 13, 2001, in addition to the investment community and the general public.

                            OAK HILL FINANCIAL, INC.
                              14621 State Route 93
                               Jackson, Ohio 45640

                            NOTICE OF ANNUAL MEETING
                                       OF
                                  SHAREHOLDERS
                            To Be Held April 25, 2001

                                                                  Jackson, Ohio
                                                                  March 13, 2001
To the Shareholders:

         The Annual Meeting of Shareholders of Oak Hill Financial, Inc. (the "Corporation") will be held at the Ohio State University Extension South District Office, 17 Standpipe Road, Jackson, Ohio 45640, on April 25, 2001, at 1:00 p.m., local time, for the following purposes:

1. To elect the following five Directors for terms expiring in 2003 (Class I), as successors to the class of Directors whose terms expire in 2002: Evan E. Davis, C. Clayton Johnson, John D. Kidd, D. Bruce Knox, and Richard P. LeGrand.

2. To ratify the appointment of the firm of Grant Thornton LLP to serve as independent auditor for the Corporation for the year 2001.

3. To consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

         On March 13, 2001, there were 5,097,631 common shares outstanding. Each shareholder is entitled to one vote for each common share held regarding each matter properly brought before the meeting. Holders of record of the Corporation at the close of business on March 13, 2001, are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.

                                       By Order of the Board of Directors,

                                       /s/H. Tim Bichsel

                                       H. Tim Bichsel
                                       Secretary


EVERY SHAREHOLDER'S VOTE IS IMPORTANT. IF YOU ARE UNABLE TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE AND RETURN PROMPTLY THE ENCLOSED PROXY SO THAT YOUR SHARES WILL BE REPRESENTED. A STAMPED, ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                            OAK HILL FINANCIAL, INC.
                              14621 State Route 93
                               Jackson, Ohio 45640

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

                                  INTRODUCTION

         On behalf of the Board of Directors of Oak Hill Financial, Inc. (the "Corporation"), a proxy is solicited from you to be used at the Corporation's Annual Meeting of Shareholders ("Annual Meeting") to be held April 25, 2001, at 1:00 p.m., local time, at the Ohio State University Extension South District Office, 17 Standpipe Road, Jackson, Ohio 45640. This Proxy Statement is being mailed on or about March 22, 2001.

         Proxies in the form enclosed herewith are being solicited on behalf of the Corporation's Board of Directors. Proxies which are properly executed and returned will be voted at the Annual Meeting as directed; proxies properly executed and returned which indicate no direction will be voted in favor of the proposals set forth in the notice attached hereto and more fully described in this Proxy Statement. Proxies indicating an abstention from voting on any matter will be tabulated as a vote withheld on such matter and will be included in computing the number of shares present for purposes of determining the presence of a quorum for the Annual Meeting. If a broker indicates on the form of proxy that it does not have discretionary authority as to certain common shares to vote on a particular matter, those common shares will be considered as present but not entitled to vote with respect to that matter. Any shareholder giving the enclosed proxy has the power to revoke the same prior to its exercise by filing with the Secretary of the Corporation a written revocation or duly executed proxy bearing a later date, or by giving notice of revocation in open meeting.

                                VOTING SECURITIES

         As of March 13, 2001, the record date fixed for the determination of shareholders entitled to vote at the Annual Meeting, there were 5,097,631 shares of the Corporation's common stock outstanding. Each such share is entitled to one vote on each matter properly coming before the Annual Meeting.

               OWNERSHIP OF COMMON STOCK BY PRINCIPAL SHAREHOLDERS

         As of February 24, 2001, persons known by the Corporation to own beneficially more than 5% of the outstanding common shares of the Corporation are set forth below.

                                    No. of Shares of Common
         Name(1)                    Stock Beneficially Owned(2)                 Percentage of Class(3)
         ----                       ------------------------                    -------------------
         Evan E. Davis                      919,987(4)                               17.08%
         John D. Kidd                       524,372(4)(5)(6)                          9.73%
         D. Bruce Knox                      349,534(4)(5)                             6.49%

-----------------------------

(1) The address of Evan E. Davis, John D. Kidd, and D. Bruce Knox is c/o Oak Hill Financial, Inc., 14621 State Route 93, Jackson, Ohio 45640.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities.

(3) "Percentage of class" is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Corporation on February 24, 2001 plus the number of shares such person has the right to acquire within 60 days of February 24, 2001.

(4) Includes 23,375 shares which could be acquired by Messrs. Davis and Kidd, and 36,875 shares which could be acquired by Mr. Knox under stock options exercisable within 60 days of February 24, 2001. Includes 258,862 shares held by a Trust as to which Mr. Knox is a Trustee and partial beneficiary.

(5) Includes shares acquired pursuant to Oak Hill Financial's 401(k) Plan for which investment power is exercised.

(6) Includes shares held in Trust by Oak Hill Financial, Inc.'s 401(k) Plan for which Mr. Kidd, as a Trustee, exercises shared voting power.


                     OWNERSHIP OF COMMON STOCK BY MANAGEMENT

                As of February 24, 2001, the directors of the Corporation, the executive officers of the Corporation named in the Summary Compensation Table, and all executive officers and directors of the Corporation as a group beneficially owned common shares of the Corporation as set forth below.


                                                       Amount and Nature of
                                                       Beneficial  Ownership                     Percentage
        Name                                             of Common Stock(1)                      of Class(2)
        ----                                           ----------------------                  ---------------

Evan E. Davis, Chairman and Director                          919,987(3)                          17.08%

John D. Kidd, President, Chief Executive Officer and
Director                                                      524,372(3)(5)(6)                     9.73%

Richard P. LeGrand, Executive Vice President and
Director                                                       61,485(3)(5)(6)                     1.14%

H. Tim Bichsel, Secretary                                      42,983(3)(5)(6)                      *

Ralph E. Coffman, Jr., Vice President                          24,650(3)(5)                         *

Ronald J. Copher, Chief Financial Officer and Treasurer        18,588(3)(5)(6)                      *

D. Bruce Knox, Chief Information Officer and Director         349,534(3)(4)(5)                     6.49%

David G. Ratz, Chief Administrative Officer                    36,254(3)(5)                         *

Barry M. Dorsey, Ed.D., Director                               20,950(3)                            *

C. Clayton Johnson, Director                                   11,250(3)                            *

Rick A. McNelly, Director                                      28,294(3)                            *

Donald R. Seigneur, Director                                   18,750(3)                            *

H. Grant Stephenson, Director                                  17,125(3)                            *

All directors and executive officers
  as a group (13 persons)                                   2,074,222(7)                          38.50%


(1) For purposes of the above table, a person is considered to "beneficially own" any shares with respect to which he exercises sole or shared voting or investment power or as to which he has the right to acquire the beneficial ownership within 60 days of February 24, 2001. Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with members of his household.

(2) "Percentage of class" is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Corporation on February 24, 2001 plus the number of shares such person has the right to acquire within 60 days of February 24, 2001. An "*" indicates less than one percent (1%).

(3) Includes 23,375 shares which could be acquired by Messrs. Davis and Kidd, 37,875 shares which could be acquired by Mr. LeGrand, 28,500 shares which could be acquired by Mr. Bichsel, 23,875 shares which could be acquired by Mr. Coffman, 15,250 shares which could be acquired by Mr. Copher, 36,875 shares which could be acquired by Mr. Knox, 34,250 shares which could be acquired by Mr. Ratz, 11,250 shares which could be acquired by Mr. Johnson, and 13,750 shares which could be acquired by Messrs. Dorsey, McNelly, Seigneur and Stephenson under stock options exercisable within 60 days of February 24, 2001.

(4) Also includes 258,862 shares held by a Trust as to which Mr. Knox is a Trustee and partial beneficiary.

(5) Includes shares acquired pursuant to Oak Hill Financial's 401(k) Plan for which investment power is exercised.

(6) Includes shares held in Trust by Oak Hill Financial Inc.'s 401(k) Plan for which Messrs. Kidd, LeGrand, Bichsel and Copher, as Trustees, exercise shared voting power.

(7) Includes 289,625 shares, which may be purchased under stock options exercisable within 60 days of February 24, 2001.


                              ELECTION OF DIRECTORS

         The Board of Directors has nominated five persons for a two-year term (Class I). The terms of the remaining directors in Class II will continue as indicated below. The accompanying proxy will be voted for the election of those five persons named under Class I in the following table unless otherwise directed. In the event that any of the nominees for director shall become unavailable (which management does not expect), the proxies may be voted for a substitute nominee at the discretion of those named as proxies. The election of each nominee requires the favorable vote of a plurality of all votes cast by the holders of the Corporation's common stock.

         The Board of Directors recommends that the shareholders vote FOR the election of each nominee for Class I Director.


                                    Position with Corporation and/or Principal Occupation or
                                                                                            -
          Name and Age                         Employment For the Last Five Years                  Director Since
          ------------                         -----------------------------------                 --------------
Nominees - Terms
Expire in 2003 (Class I):

Evan E. Davis, 67                 Chairman of the  Corporation  since its  formation in 1981. He        1981
                                  served  as  President  of the  Corporation  from  1981 to June
                                  1995.  Mr. Davis'  family  founded Oak Hill Banks ("Oak Hill")
                                  in 1902,  and Mr.  Davis has  served as  Director  of the Bank since 1957 and a Director of the Corporation since 1981.

C. Clayton Johnson, 56            President  of the law firm of  Johnson &  Oliver,  Portsmouth,        1997
                                  Ohio.  He has served as a Director  of the  Corporation  since
                                  March 1997.



John D. Kidd, 61                  President of the Corporation  since June 1995,  Executive Vice        1981
                                  President from 1981 to June 1995, and Chief Executive  Officer since  1981.  He has  served  as  President  of Oak Hill  from
                                  October 1991 to September  1997, and as Chairman since October
                                  1997.  Mr.  Kidd has  served as Chief  Executive  Officer  and
                                  Executive  Vice  President  since joining Oak Hill in 1970. He served as Director of Oak Hill since 1970 and  Director of the
                                  Corporation  since 1981.  Mr. Kidd has served as a Director of
                                  Towne Bank ("Towne") since October 1999.



D. Bruce Knox, 40                 Chief  Information  Officer of the  Corporation  since January        1997
                                  2000.  Executive  Vice  President  of Oak Hill  since  July 1,
                                  1998,  and Senior Vice  President of Oak Hill since October 2,
                                  1997.  He served as President  and a director of Unity Savings
                                  Bank  ("Unity")  from  January  1, 1996  until  the  merger on
                                  October 1, 1997.  He served as Executive  Vice  President  and
                                  Director  of Unity and its  successors  from  January  1, 1989 until December 31, 1995.


Richard P. LeGrand, 60            Executive  Vice  President of the  Corporation  since  October        1987
                                  1991 and Vice  President  from 1985 to  October  1991.  He has served as Director of the  Corporation  since January 1987 and as Director of Oak Hill since July 1993.  Mr.  LeGrand  served as Senior Vice  President  of Oak Hill from  February  1986 to
                                  October 1991, as Executive  Vice  President  from October 1991 to September 1997, and President and Chief  Executive  Officer
                                  since October 1997.

Continuing Directors -
Terms Expire in 2002
(Class II):

Barry M. Dorsey, Ed.D, 58         President  of the  University  of Rio  Grande  and Rio  Grande        1995
                                  Community  College  since  July  1991.  Mr.  Dorsey  served as
                                  Associate  Director  from July 1980 to July 1990 and as Deputy
                                  Director  from July 1990 to June 1991 of the State Council for
                                  Higher Education for Virginia.

Rick A. McNelly, 44               Chief Executive  Officer and co-owner of McNelly,  Patrick and        1995
                                  Associates,   an  employee  benefits  advisory  and  insurance
                                  agency, since 1981.

Donald R. Seigneur, 49            Partner in the public  accounting firm of Whited Seigneur Sams        1995
                                  & Rahe, CPAs, Chillicothe, Ohio, since 1979.

H. Grant Stephenson, 51           Partner  in the law firm of Porter,  Wright,  Morris & Arthur,        1995
                                  Columbus, Ohio, since 1986.

                       MEETINGS OF THE BOARD OF DIRECTORS
                           AND COMMITTEES OF THE BOARD

         During 2000, the Board of Directors held five regularly scheduled meetings. All of the incumbent directors and each nominee standing for re-election attended more than 75% of the regularly scheduled meetings during the last fiscal year.

         Each director received $500 per meeting attended as a director of the Corporation. On December 28, 2000, each non-employee director of the Corporation was granted an option to purchase 3,000 of the Corporation's shares. Such options become exercisable immediately at the grant date as to 50% of the covered shares and become exercisable in full on December 28, 2001. The exercise price for each option granted is 100% of the fair market value on the date of grant.

         The Board of Directors does not have a nominating committee. This function is served by the Board of Directors.

         The Board of Directors has a standing Stock Option and Compensation Committee and a standing Audit Committee. Effective for meetings occurring after April 2000, each director serving on such committees received $500 per meeting attended.

         The Stock Option and Compensation Committee (the "Compensation Committee") makes recommendations to the Board of Directors with respect to the compensation of the executive officers of the Corporation and with respect to the grant of stock options. The members of the Compensation Committee are Messrs. Dorsey, McNelly, and Stephenson. The Compensation Committee held three meetings during the last fiscal year, and all members attended. The report of the Compensation Committee with respect to the year 2000 begins on page 9 herein.

         The Audit Committee oversees the Corporation's financial reporting process on behalf of the Board of Directors. Functions of the Committee include the engagement of the independent auditor, reviewing with the independent auditor the plans and results of the audit engagement of the Corporation, reviewing the scope and results of the procedures for internal auditing, reviewing the independence of the independent auditor and similar functions. In its oversight role, the Committee assures that management fulfills its responsibilities in preparing the financial statements. The Committee reviews and discusses with the internal audit department, management and the Board such matters as accounting policies, internal controls and procedures for preparation of financial statements. The Board has adopted a written charter for the Audit Committee, which is attached to this Proxy Statement as Exhibit 1. The members of the Audit Committee are Messrs. Seigneur, Johnson, and McNelly. All members of the Audit Committee meet the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Audit Committee held five meetings during the last fiscal year, and all members attended. The report of the Audit Committee with respect to the year 2000 begins on page 14 herein.


                               EXECUTIVE OFFICERS

         The officers of the Corporation are elected annually by the Board of Directors and serve at the pleasure of the Board. In addition to Evan E. Davis, Chairman of the Board, John D. Kidd, President and Chief Executive Officer, Richard P. LeGrand, Executive Vice President, and D. Bruce Knox, Chief Information Officer, the following persons are officers of the Corporation:

         H. Tim Bichsel, age 60, has served as Secretary of the Corporation since June 1995 and as Treasurer from June 1995 to January 2001. He served as Chief Operations Officer of the Corporation from January 2000 to June 2000. He also served as Vice President of the Corporation from February 1994 to February 1995. Mr. Bichsel has served as Secretary of Oak Hill since February 1995. He served as Executive Vice President of Oak Hill from February 1996 to February 2000 and since July 2000. From April 1993 to February 1996 he served as Senior Vice President. From February 1992 to April 1993, he served as a computer software specialist for Peerless Systems, Inc., a banking computer software company. Before 1992, Mr. Bichsel was employed in a variety of positions, including Senior Vice President and Secretary with Fifth Third Bank of Southern Ohio, formerly known as First Security Bank of Hillsboro, Ohio, from 1973 to November 1991.

     Ralph E. Coffman, Jr., age 49, has served as Vice President of the Corporation since June 1999. He has served as President and Chief Executive Officer and Director of Towne since October 1999. Mr. Coffman served as Executive Vice President of Oak Hill from July 1998 to September 1999. From June 1997 to June 1998, he served as Senior Vice President of Oak Hill, and from September 1996 to May 1997, he served as Area President for Oak Hill. From September 1995 to August 1996, he served as owner and president of 3C's Snax, Inc. of New Lexington, Ohio. Before 1995, Mr. Coffman was employed in a variety of positions, including Chief Executive Officer of American Community Bank of Lima, Ohio, from November 1992 to February 1994.

         Ronald J. Copher, age 43, has served as Chief Financial Officer of the Corporation since July 1999 and as Treasurer since February 2001. He served as Executive Vice President of Oak Hill from July 1999 to February 2000. From January 1985 to June 1999, he served in a variety of positions in the financial services practice of Grant Thornton LLP. He most recently served as Partner and Practice Leader of the Financial Services Industry Group of Southern California.

         David G. Ratz, age 43, has served as Chief Administrative Officer of the Corporation since January 2000. He served as Vice President of the Corporation from October 1995 to December 1999. He served as Senior Vice President of Oak Hill from October 1995 to February 1996, and as Executive Vice President from July 1998 to February 2000. From December 1986 to September 1995, he served as a marketing and human relations consultant to community banking organizations as Vice President of Young & Associates, Kent, Ohio.

                             EXECUTIVE COMPENSATION

         The following Summary Compensation Table sets forth the compensation paid during the last three completed fiscal years by the Corporation and its subsidiaries to the Chief Executive Officer, Chairman of the Board, and the four other highest-paid executive officers of the Corporation whose total salary and bonus annually exceed $100,000 for services in all capacities for the
Corporation:

                           Summary Compensation Table

                                                                                    Long Term
                                                                                    Compensa-
                                               Annual Compensation                  tion Award

                                                                                       (g)
             (a)                                                      (e)           Securities         (i)
 Name and Principal Position     (b)       (c)         (d)        Other Annual      Underlying      All Other
 ---------------------------     Year     Salary      Bonus     Compensation(1)      Options(2)  Compensation(3)
                                 ----     ------      -----     ---------------    ------------  ---------------
JOHN D. KIDD                     2000    $189,840      --              --                --          $10,568
President and Chief Executive    1999    $176,307      --            $3,400            7,000         $ 4,800
Officer                          1998    $164,856      --            $6,100            7,000         $19,631

EVAN E. DAVIS                    2000    $ 68,496      --              --                --          $ 1,420
Chairman of the Board            1999    $ 57,394      --            $3,900            7,000           --
                                 1998    $ 52,000      --            $6,400            7,000         $ 2,084

RICHARD P. LEGRAND               2000    $174,768    $16,500           --              6,500         $10,568
Executive Vice President         1999    $161,976    $16,500         $3,400            7,000         $ 4,800
                                 1998    $143,710    $22,000         $6,400            7,000         $19,631

RALPH E. COFFMAN, JR.            2000    $123,602    $15,000           --              6,000         $ 8,325
Vice President                   1999    $112,204    $15,000           --              6,000         $ 3,021
                                 1998    $ 81,936    $15,000           --              5,500         $ 9,697

RONALD J. COPHER                 2000    $116,313    $11,250           --              5,000         $10,568
Chief Financial Officer          1999   $  57,500    $ 5,625           --             17,750           --
                                 1998          --         --           --                --            --

D. BRUCE KNOX                    2000    $116,664    $11,250           --              5,000         $ 7,561
Chief Information Officer        1999    $109,800    $ 7,500         $3,400            3,125         $ 3,519
                                 1998    $101,830    $10,000         $6,400            6,250         $12,655


(1) Includes amounts paid as director fees for 1998 and the first six months of 1999. Beginning in July 1999, director fees were included in salary for all directors who were also employees of the Corporation or its subsidiaries.

(2)  All shares are subject to options granted under the 1995 Stock Option Plan.

(3) Includes matching and profit sharing contributions for the Corporation's 401(k) plan for the fiscal years shown.

        The following table shows all individual grants of stock options to the named executive officers of the Corporation during the year ended December 31, 2000.


                                                                                            Potential Realizable Value
                                        Options/SAR Grants in Last Fiscal Year(1)          At Assumed Annual Rates
                                                                                          Of Stock Price Appreciation
                                                      Individual Grants                        For Option Term(2)

                                                  % of
                                                  Total
                                                  Options
Name                                 Number of    Granted
                                     Securities   To           Exercise
                                     Underlying   Employees     Price      Expiration
                                     Options     In Fiscal    ($/Share)       Date
                                                    Year                                   0%($)        5%($)       10%($)
EVAN E. DAVIS
Chairman of the Board                     --          --          --           --           --          --           --

JOHN D. KIDD
President and Chief Executive
Officer                                   --          --          --           --           --          --           --

RICHARD P. LEGRAND
Executive Vice President               6,500        4.74%       $14.75      12/28/10        $0       $60,295      $152,800

RALPH E. COFFMAN, JR.
Vice President                         6,000        4.38%       $14.75      12/28/10        $0       $55,657      $141,046

RONALD J. COPHER
Chief Financial Officer                5,000        3.65%       $14.75      12/28/10        $0       $46,381      $117,539

D. BRUCE KNOX
Chief Information Officer              5,000        3.65%       $14.75      12/28/10        $0       $46,381      $117,539


------------------------------------

(1) All options are granted at 100% of fair market value on the date of grant. The options become exercisable immediately at the grant date as to 50% of the covered shares and become exercisable in full on December 28, 2001. In addition, the options expire on the date specified in the option which, in no event, is not later than 10 years after the date of grant, provided, that the optionee remained in the employment of the Corporation or its affiliates. The option exercise period may be shortened upon an optionee's disability, retirement or death.

(2) The amounts under the columns labeled "5%($)" and "10%($)" are included by the Corporation pursuant to certain rules promulgated by the Securities and Exchange Commission and are not intended to forecast future appreciation, if any, in the price of the Corporation's common stock. Such amounts are based on the assumption that the option holders hold the options granted for their full term. The actual value of the options will vary in accordance with the market price of the Corporation's common stock. The column headed "0%($)" is included to illustrate that the options were granted at fair market value and option holders will not recognize any gain without an increase in the stock price, which increase benefits all shareholders commensurately.

The following table shows aggregate option exercises in the last fiscal year and year-end values.


                                            Aggregated Option/SAR Exercises in Last Fiscal Year and
                                                        Fiscal Year-End Option/SAR Values

             (a)                     (b)            (c)                    (d)                           (e)
                                                                   Number of Unexercised          Value of Unexercised
                                                                   Options at Fiscal Year        In-the-Money Options at
                                                                           End                   Fiscal Year End ($)(1)
                                                    Value
             Name                 Shares         Realized ($)                  Unexercisable                  Unexercisable
                                  Acquired
                                 On Exercise                    Exercisable                    Exercisable

EVAN E. DAVIS
Chairman                           12,500         $53,250         23,375           --               --              --

JOHN D. KIDD
President and Chief Executive
Officer                              --              --           23,375           --               --              --

RICHARD P. LEGRAND
Executive Vice President             --              --           37,875          3,250         $ 63,828            --

RALPH E. COFFMAN, JR.
Vice President                      9,375         $59,063         23,875          3,000              --             --

RONALD J. COPHER
Chief Financial Officer               --             --           15,250          7,500              --             --

D. BRUCE KNOX
Chief Information Officer             --             --           36,875          2,500              --             --


(1) Represents total gain which would have been realized if all in the money options held at fiscal year-end had been exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and per share fair market value at year-end. The fair market value as determined by the closing price of the Corporation's common stock on December 31, 2000 was $14.5625. An option is in the money if the fair market value of the underlying shares exceeds the exercise price of the option.


              REPORT OF THE STOCK OPTION AND COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

Philosophy and Composition of the Compensation Committee

         The Corporation's executive compensation program is designed to enable the Corporation to attract, motivate and retain top quality executive officers by providing a fully competitive and comprehensive compensation package. It provides for competitive base salaries that reflect individual performance as well as variable incentive awards in cash for the achievement of financial performance goals established by the Compensation Committee and approved by the Board of Directors. In addition, long-term stock-based incentive awards are granted to strengthen the mutuality of interest between the executive officers and the Corporation's shareholders and to motivate and reward the achievement of important long-term performance objectives of the Corporation.

     The Corporation's executive compensation program is administered by the Compensation Committee of the Board of Directors, composed entirely of non-employee directors of the Corporation: Barry M. Dorsey, Rick A. McNelly, and
H. Grant Stephenson.

         The Compensation Committee has the authority and responsibility to determine and administer the Corporation's officer compensation policies and to establish the salaries of executive officers, the formula for bonus awards to executive officers, and the grant of stock options to executive officers and other key employees under the Corporation's 1995 Stock Option Plan. In general, the philosophy of the Compensation Committee is to attract and retain qualified executives, reward current and past individual performance, provide short-term and long-term incentives for superior future performance, and relate total compensation to individual performance and performance of the Corporation. The preferred compensation policy of the Compensation Committee is to set base pay at the lower end of the comparable market ranges, establish performance-based annual cash bonus opportunities, and grant significant option positions to key employees to provide greater long-term incentives.

Executive Compensation Program

         The Compensation Committee is responsible for the establishment of the base salary, as well as the award level for the annual bonus compensation program, both subject to approval by the Board of Directors. The Compensation Committee is also responsible for the award level and administration of the stock option programs for executive officers, as well as for recommendations regarding other executive benefits and plans, both of which also are subject to approval by the Board of Directors. In completing its assignments, the Compensation Committee takes into account the views of the Management of the Corporation.

         The Compensation Committee has reviewed the executive compensation program being utilized and compared it with similar programs of banking corporations that shared one or more common traits with the Corporation (such as market capitalization, asset size and geographic location). As an overall evaluation tool in determining levels of compensation for the Corporation's Chief Executive Officer and other executive officers, the Compensation Committee reviews the compensation policies of other banking companies, as well as published surveys of salaries in the financial industry. The Compensation Committee has not defined or established a specific comparison group of bank holding companies for determination of compensation. Those listed in the salary surveys which share one or more common traits with the Corporation, such as market capitalization, asset size, geographic location, similar lines of business and financial returns on assets and equity, are given more weight. The companies listed in the various salary surveys may not be included in the SNL $500M-$1B Bank Asset-Size Index (an index included in the Corporation's Performance Graph below).

Components of the Named Executive Officer Compensation

         For 2000, the executive compensation program for the Named Executive Officers in this Proxy, Messrs. Kidd, Davis, LeGrand, Coffman, Copher and Knox (the "Named Executive Officers") consisted of four primary components: (i) a base salary; (ii) incentive compensation; (iii) executive benefits, such as insurance and retirement benefits; and (iv) benefits which are generally available to all employees. These components are discussed in detail below.

         Base Salary. The Named Executive Officers' base salaries and performance are reviewed annually during July with salary increases made effective for the twelve month period beginning July 1 of the current year through June 30 of the following year. The salaries and performance reviews are determined primarily by examining the individual officer's level of responsibility for his position, comparing that position to similar positions within the Corporation, and comparing the officer's salary with salaries detailed in the salary surveys for executives with similar experience and responsibilities outside of the Corporation.

         Significant weight also is given to the views of the Management of the Corporation regarding whether a Named Executive Officer has succeeded in the annual performance goals established by the Chief Executive Officer for each Executive Officer. The nature of these goals differs, depending upon each officer's job responsibilities. Goals are both qualitative in nature--such as the development and retention of key personnel, the quality of products and services, and management effectiveness--and quantitative in nature, such as sales and revenue goals and cost containment.

         The Named Executive Officer's base salary is then established by the Committee, taking into account the items listed above as well as the Corporation's overall performance during the preceding year. The Committee does not place a specific value on any of the above-listed factors. The base salary is subject to approval by the Board of Directors.

     Incentive Compensation. Incentive compensation includes two programs: the award of cash bonuses and the award of stock options under the 1995 Stock Option Plan. The participants and awards under the Corporation's incentive plans are determined by the Compensation Committee, subject to approval by the Board of Directors.

         Cash Incentive Compensation. The Corporation's policy for cash incentive compensation is to reward the achievement of financial objectives established in advance by Management and the Board of Directors to the beginning of each year. The performance targets focus upon the net operating income ( NOI ) of the Corporation and, depending upon the duties of a Named Executive Officer, the NOI of a subsidiary. Targets also are set for individual performance goals. In making awards, the Compensation Committee has the discretion to consider these goals and other factors related to the individual performance of the Named Executive Officer in making an award to him or her.

         All incentive bonus awards are currently paid in cash. The bonuses paid or accrued in 2000 were based upon the Corporation's 2000 performance.

         Stock Options. The purpose of the Corporation's 1995 Stock Option Plan is to provide long-term incentives to key employees and to motivate key employees to improve the performance of the Corporation and thereby increase the Corporation's common stock price.

         The number of shares of common stock subject to the options granted during 2000 was determined based on a subjective evaluation of the past performance of the individual, the total compensation being paid to the individual, the individual's scope of responsibility, and the anticipated value of the individual's contribution to the Corporation's future performance. No specific weight was given to any of these factors. Options awarded to each Named Executive Officer during previous years were reviewed by the Compensation Committee in determining the size of an option awarded for 2000.

         Each stock option awarded during 2000 had an exercise price equal to the fair market value of the underlying common stock of the Corporation on the date of the grant. Generally, stock options granted to new employees of the Corporation vest and become exercisable immediately and terminate ten years from the date of grant. All stock options awarded during 2000 become exercisable immediately at the grant date as to 50% of the covered shares and become exercisable in full on December 28, 2001.

         The total number of option grants made in 2000 for all participants in the 1995 Stock Option Plan was for 137,000 shares of the Corporation's Common Stock, of which 22,500 shares, or 16.4% were awarded to the Named Executive Officers.

Determination of the Chief Executive Officer's Compensation

         The compensation package entered into with Mr. Kidd is detailed in this Proxy under the tables and descriptive paragraphs of the section entitled Executive Compensation.

         Mr. Kidd's base salary for 2000 was determined by the Compensation Committee through an assessment of several areas, including the financial results of the Corporation as compared with peer companies and his overall performance as a leader of the Corporation. In determining compensation, the financial results as compared with peer companies were given the most weight by the Compensation Committee; overall performance as a leader was given significant, but lesser, weight. In addition to these factors, the Compensation Committee also reviewed information to determine if there were any overall trends in the financial services industry regarding compensation of chief executive officers that would suggest further adjustments to the amounts to be paid to Mr. Kidd.

         Based on these factors, the Compensation Committee determined that Mr. Kidd should receive an increase from his current base salary and an incentive compensation consisting of a cash bonus in 2000. Mr. Kidd declined both the proposed salary increase and the cash bonus.

         Beginning in July 1999 and continuing during 2000, director fees previously paid to Mr. Kidd separate and apart from his salary were added to his salary. The director fees included in Mr. Kidd's 1999 and 2000 base salary were $3,400 and $8,500, respectively.

Deductibility of Executive Compensation

         The Compensation Committee has reviewed the qualifying compensation regulations issued by the Treasury Department under Code Section 162(m) which provide that no deduction is allowed for applicable employee remuneration paid by a publicly held corporation to a covered employee if the remuneration paid to the employee exceeds $1.0 million for the applicable taxable year, unless certain conditions are met. Currently, remuneration is not expected to exceed the $1.0 million base for any employee. Therefore, compensation should not be affected by the qualifying compensation regulations.

         The foregoing report has been respectfully furnished by the members of the Compensation Committee, being:

                                 Barry M. Dorsey
                                 Rick A. McNelly
                               H. Grant Stephenson

                                PERFORMANCE GRAPH

                      Comparison of Cumulative Total Return
          Among the Corporation, the Nasdaq Stock Market - U.S. Index,
                  The SNL $500M -$1B Bank Asset-Size Index and
                    The SNL $250M-$500M Bank Asset-Size Index

         The following Performance Graph compares the performance of the Corporation with that of the Nasdaq Stock Market - U.S. Index and the SNL $500M-$1BM Bank Asset-Size Index, each of which are published industry indices. The comparison of the cumulative total return to shareholders for each of the periods assumes that $100 was invested on October 11, 1995 (the effective date the Corporation's Common Stock was registered under the Securities and Exchange Act of 1934, as amended), in the Common Stock of the Corporation and in the Nasdaq Stock Market - U.S. Index and the SNL $500M-$1BM Bank Asset-Size Index and that all dividends were reinvested.


           [Total performance graph plotting points set forth below]


                                                                       Period Ending
                                         ---------------------------------------------------------------------------
Index                                         12/31/95    12/31/96    12/31/97    12/31/98     12/31/99    12/31/00
--------------------------------------------------------------------------------------------------------------------
Oak Hill Financial, Inc.                        100.00      143.73      246.61      256.06       212.60      217.65
NASDAQ - Total US*                              100.00      123.04      150.69      212.51       394.92      237.62
SNL $500M-$1B Bank Index                        100.00      125.01      203.22      199.81       184.96      177.04

                          REPORT OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

         In accordance with its written charter, the Audit Committee (or the "Committee") of the Board assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Corporation. During the current year, the Committee met five times and also met with management and the independent auditor to discuss the Corporation's quarterly financial statements prior to the filing of its Quarterly Report on Form 10-Q with the Securities and Exchange Commission and the related quarterly earnings announcement.

         In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditor a formal written statement describing all relationships between the auditor and the Corporation that might bear on the auditor's independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditor any relationships that may impact its objectivity and independence and satisfied itself as to the auditor's independence. The Committee also discussed with management, the internal auditor and the independent auditor the quality and adequacy of the Corporation's internal controls and the internal audit functions' organization, responsibilities, budget, and staffing. The Committee reviewed with both the independent and the internal auditor their plans, audit scope, and identification of audit risks.

         The Audit Committee discussed and reviewed with the internal and independent auditors all communications required by generally accepted auditing standards, including a discussion of the quality, not just the acceptability of the accounting principles, the reasonableness of significant adjustments, clarity of disclosures in the financial statements, and other matters described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees." With and without management present, the Committee discussed and reviewed the results of the internal audit examinations and the results of the independent auditor's examination of the financial statements.

         The Audit Committee reviewed the audited financial statements of the Corporation as of and for the fiscal year ended December 31, 2000 with management and the independent auditor. Management has the responsibility for the preparation of the Corporation's financial statements, and the independent auditor has the responsibility for the examination of those statements.

         Based on the above-mentioned review and discussions with management and the independent auditor, the Audit Committee recommended to the Board that the Corporation's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended the reappointment, subject to shareholder approval, of the Corporation's independent auditor.

                            Donald R. Seigneur, Chair
                               C. Clayton Johnson
                                 Rick A. McNelly

                         PRINCIPAL ACCOUNTING FIRM FEES

Audit Fees

         Fees for the calendar year 2000 audit of the Corporation's consolidated financial statements and the reviews of Quarterly Reports on Form 10-Q were $67,225 of which $8,225 had been billed through December 31, 2000.

Financial Information Systems Design and Implementation Fees

         Grant Thornton LLP did not render any services to the Corporation in 2000 with respect to the above captioned services.

All Other Fees

         Aggregate fees billed for all other services rendered by Grant Thornton LLP during the year ended December 31, 2000 were $73,420. These services included:

o        assistance with Securities and Exchange Commission filings;
o        accounting technical advice;
o        income tax consulting and return preparation;
o        employee benefit plans and statutory audits; and
o        other management consulting services

         The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.


                       APPOINTMENT OF INDEPENDENT AUDITOR

         The Board of Directors has appointed Grant Thornton LLP as the independent auditor for the Corporation and its subsidiaries for the fiscal year ending December 31, 2001. Although not required, the Board of Directors is submitting its selection to the shareholders of the Corporation for ratification. Grant Thornton LLP has served as independent auditor for the Corporation and its subsidiaries during the past year. The Board of Directors believes that the reappointment of Grant Thornton LLP for the fiscal year ending December 31, 2001 is appropriate because of the firm's reputation, qualifications, and experience. The Board of Directors will reconsider the appointment of Grant Thornton LLP if its election is not ratified by the shareholders.

         Management expects that representatives of Grant Thornton LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

         The affirmative vote of a majority of the votes entitled to be cast by the holders of the Corporation's common stock present in person or represented by proxy at the Annual Meeting is required for ratification.

The Board of Directors recommends a vote FOR this proposal. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted for the proposal.


              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Compensation Committee Interlocks and Insider Participation

         Currently, Messrs. Dorsey, McNelly and Stephenson, who are not employees of the Corporation, are members of the Compensation Committee. Effective July 1, 2000, Evan E. Davis, a director and Chairman of the Corporation, serves on the Executive Committee of the Board of Trustees (the "Executive Committee") of the University of Rio Grande (the "University") of which Mr. Dorsey is the President. The Executive Committee of the University acts on matters involving Mr. Dorsey's compensation.

Transactions with Directors and Officers

         Some of the officers and directors of the Corporation and the companies with which they are associated are customers of Oak Hill or Towne. The loans to such officers and directors (a) were made in the ordinary course of business,
(b) were made on substantially the same terms, including interest rates and nature of collateral, as those prevailing at the time for comparable transactions with other persons, and (c) did not involve more than the normal risk of collectibility or present other unfavorable features.

         Oak Hill and Towne have had, and expect to have in the future, banking transactions in the ordinary course of business with directors, officers, principal shareholders, and their associates on the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others.

Miscellaneous

         H. Grant Stephenson, a director of the Corporation, is a partner in the law firm of Porter, Wright, Morris & Arthur, which provides legal services to the Corporation. C. Clayton Johnson, a director of the Corporation, is President and co-owner of the law firm of Johnson & Oliver, which provides legal services to the Corporation. Rick A. McNelly, a director of the Corporation, is co-owner of McNelly, Patrick and Associates, an employee benefits advisory and insurance agency, which provides benefits and insurance services to the Corporation.


          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's officers and directors, and greater than 10% shareholders, to file reports of ownership and changes in ownership of the Corporation's securities with the Securities and Exchange Commission. Copies of the reports are required by SEC regulation to be furnished to the Corporation.

         Based solely on the Corporation's review of the copies of such reports, the Corporation believes that all its officers, directors, and greater than 10% beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal 2000.


                              SHAREHOLDER PROPOSALS

         If an eligible shareholder wishes to present a proposal for action at the next Annual Meeting of the Corporation to be held in 2002, it shall be presented to management by certified mail, written receipt requested, not later than December 1, 2001, for inclusion in the corporation's Proxy Statement and form of Proxy relating to that meeting. Any such proposal must comply with Rule 14a-8 promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). Proposals should be sent to Oak Hill Financial, Inc., Attention: David G. Ratz, Chief Administrative Officer, 14621 State Route 93, Jackson, Ohio 45640. Any shareholder proposal submitted outside the processes of Rule 14a-8 under the 1934 Act for presentation to the Corporation's 2001 Annual Meeting of Shareholders will be considered untimely for purposes of Rule 14a-4 and 14a-5 if notice thereof is received by the Corporation after February 14, 2002.

                                  ANNUAL REPORT

         The Corporation's Annual Report for the year ended December 31, 2000 is being mailed to each shareholder with this Proxy Statement.

         The Corporation files annually with the Securities and Exchange Commission an annual report on Form 10-K. This report includes financial statements and schedules thereto. A SHAREHOLDER OF THE CORPORATION MAY OBTAIN A COPY OF THE ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, WITHOUT CHARGE BY SUBMITTING A WRITTEN REQUEST THEREFORE TO THE FOLLOWING ADDRESS:


                             Oak Hill Financial Inc.
                            Attention: David G. Ratz
                              14621 State Route 93
                              Jackson, Ohio 45640.


                                  OTHER MATTERS

         Management and the Board of Directors of the Corporation know of no business to be brought before the Annual Meeting other than as set forth in this Proxy Statement. However, if any matters other than those referred to in this Proxy Statement should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy on such matters in accordance with their best judgment.


                                    EXPENSES

         The expense of proxy solicitation will be borne by the Corporation. Proxies will be solicited by mail and may be solicited, for no additional compensation, by some of the officers, directors and employees of the Corporation or its subsidiaries, by telephone, telegraph or in person. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of shares of the Corporation and will be reimbursed for their related expenses.

                                                                    APPENDIX  1

                            OAK HILL FINANCIAL, INC.
                             AUDIT COMMITTEE CHARTER

Purpose

         The Audit Committee [the "Committee"] shall provide assistance to the Board of Directors of Oak Hill Financial, Inc. [the "Corporation"] in fulfilling their responsibility to the shareholders with respect to oversight of the accounting and financial reporting practices, the quality and integrity of the financial reports, the adequacy of the systems of internal controls, and the independence and performance of the internal audit department and independent auditor of the Corporation and its subsidiaries.

Composition

         The Committee shall be composed of a minimum of three Directors, including a Chairperson. Each of the Committee members shall meet the independence requirements of the Nasdaq Stock Market, Inc. [the "Nasdaq"]. In accordance with Nasdaq requirements, all members of the Committee upon appointment or within a reasonable time after appointment to the Committee shall be "financially literate," i.e., able to read and understand fundamental financial statements, including the Corporation's balance sheet, income statement and cash flow statement, and at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

Meetings

         The Committee shall meet four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. The Committee shall keep written minutes of its meetings.

Function

         The Committee's function is one of oversight and review, and it is not expected to audit the Corporation, to control the Corporation's accounting or financial practices or to define the standards to be used in preparation by management of the Corporation's financial statements.

     In carrying out its oversight and review responsibilities, the Committee shall:

o maintain direct lines of communication between itself, the Board of Directors, the independent auditor, the internal audit department, the financial and senior management of the Corporation and legal counsel.

o annually review and recommend to the Board of Directors the independent auditor, which is ultimately accountable to the Committee and the Board of Directors, to audit the financial statements of the Corporation.

o receive on an annual basis from the independent auditor the written disclosures and statement, as required by Independence Standards Board Standard 1, Independence Discussions With Audit Committees, regarding the auditor's independence, actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and recommend, if necessary, that the Board of Directors take appropriate action to oversee that the Corporation has engaged an independent auditor.

o review as required legal and regulatory matters including reports received from regulators that may have a material impact on the Corporation's financial statements.

o meet with the independent auditor and management of the Corporation prior to the conduct of the annual financial statement audit to review the scope of the proposed audit for the current year.

o discuss with management and the independent auditor the Corporation's quarterly financial statements prior to the filing of its Quarterly Report on Form 10-Q with the Securities and Exchange Commission [the "SEC"]. The discussions would properly include issues concerning significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management.

o review and discuss with management the Corporation's audited annual financial statements and the independent auditor's opinion rendered with respect to such financial statements.

o discuss with the independent auditor the matters required to be discussed pursuant to Statement on Auditing Standards No. 61 [SAS 61], Communications With Audit Committees, as amended, relating to the conduct of the annual audit, including the quality, not just the acceptability, of the Corporation's accounting principles and underlying estimates in its audited financial statements. The discussions under SAS 61 would properly include significant proposed and actual changes to the Corporation's accounting principles or applications thereof. The Committee shall also discuss with the independent auditor the last peer review and the status of significant litigation or disciplinary actions by the SEC or others.

o    prep  and  review  the  Audit  Committee  Report,   for  inclusion  in  the
     Corporation's annual proxy statement. The Audit Committee Report shall state whether the Audit Committee:

     1. has reviewed and discussed the audited consolidated financial statements with management;
     2. has discussed with the independent auditor the matters required to be discussed by SAS 61, as amended;
     3. has received the written disclosures and statement from the independent auditor required by Independence Standards Board Standard 1, as amended, and has discussed with the auditor the independence of the auditor; and
     4. has recommended to the Board of Directors, based on the Committee's review and discussion of items 1 through 3 above, that the
          Corporation's consolidated financial statements be included in the Annual Report on Form 10-K for the last fiscal year for filing with the SEC.
     5. has considered whether the provision of non-audit services by the independent auditor is compatible with maintaining its independence.

o review annually the internal audit department of the Corporation including the independence and authority of its reporting obligations, the proposed plans of audit, and the coordination of such plans with the independent auditor and the Corporation's accounting and financial human resources.

o review with the independent auditor, the internal audit department, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Corporation, any recommendations for the improvement of such internal controls or particular areas where new or additional controls or procedures are desirable.

o receive prior to each Committee meeting, a summary of findings from completed internal audits and a progress report on the approved internal audit plan, with explanations for any deviations from the original plan.

o provide sufficient opportunity for the internal audit department and the independent auditor to meet with the members of the Committee without members of management present.

o discuss with the Board of Directors significant matters from each Committee meeting.

o investigate or authorize an investigation of any matter brought to the Committee's attention within the scope of its duties, with the power to retain independent accountants, counsel, or others for this purpose.

o review and reassess the adequacy of this Committee's charter on an annual basis and recommend proposed changes to the Board of Directors for approval.

o review such other matters in relation to the financial affairs of the Corporation and its internal and external audits as the Board of Directors or the Committee considers appropriate.